UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 30, 2010

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike

Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A amends the Form 8-K filed July 23, 2010 (the “July 23rd 8-K”), which announced the effectiveness of GSI Group Inc.’s (the “Company”) Final Fourth Modified Joint Chapter 11 Plan of Reorganization (the “Plan”). As disclosed in the July 23rd 8-K, pursuant to the Plan, the following directors comprise the Company’s Board of Directors (the “Board”) after the Company’s emergence from bankruptcy: Michael E. Katzenstein, Byron O. Pond, K. Peter Heiland, Stephen W. Bershad, Eugene I. Davis, Ira J. Lamel, and Dennis J. Fortino (the “Directors”). The committee appointments for each Director were not known at the time of the July 23rd 8-K.

On July 30, 2010, the Board appointed members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee and also appointed Stephen Bershad as Chairman of the Board. Additionally, on July 30, 2010 the Board formed a Search Committee to plan and oversee a smooth leadership transition at the Company post-bankruptcy.

Michael E. Katzenstein has been appointed to serve as member of the Search Committee.

Byron O. Pond has been appointed to serve as a member of the Audit Committee and the Nominating and Governance Committee.

K. Peter Heiland has been appointed to serve as a member of the Compensation Committee.

Stephen W. Bershad has been appointed to serve as Chairman of the Compensation Committee and the Search Committee.

Eugene I. Davis has been appointed as Chairman of the Nominating and Governance Committee. Additionally, Mr. Davis has been appointed to serve as a member of the Audit Committee.

Ira J. Lamel has been appointed as Chairman of the Audit Committee and has been designated the Audit Committee’s financial expert for purposes of compliance with the Sarbanes-Oxley Act. Additionally, Mr. Lamel has been appointed to serve as a member of the Nominating and Governance Committee.

Dennis J. Fortino has been appointed to serve as a member of the Nominating and Governance Committee, the Compensation Committee and the Search Committee.

On August 5, 2010, the Company issued a press release announcing the Board’s committee appointments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of GSI Group Inc., dated August 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Date: August 5, 2010	GSI GROUP INC.

	By:	/S/ GLENN E. DAVIS
Glenn E. Davis Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of GSI Group Inc., dated August 5, 2010